UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 March 23, 2005
                                 Date of Report
                        (Date of earliest event reported)

                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                    0-19171                     91-1463450
(State or other jurisdiction    (Commission File No.)           (IRS Employer
      of incorporation)                                      Identification No.)

                     22021 20th Avenue SE, Bothell, WA 98021
          (Address of principal executive offices, including Zip Code)

                                 (425) 485-1900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 8.01. Other Events.

     On March 23, 2005, ICOS Corporation issued a press release announcing that a Phase 2 study of IC485, an inhibitor of phosphodiesterase 4, in chronic obstructive pulmonary disease (COPD) did not meet the primary endpoint of improving lung function. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

      (c)  Exhibits.

      99.1 Press Release of ICOS Corporation dated March 23, 2005

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ICOS CORPORATION


Date: March 23, 2005                              By:   /s/ Michael A. Stein
                                                        ------------------------
                                                  Name: Michael A. Stein
                                                  Its:  Vice President and Chief
                                                        Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number         Description
------         -----------

99.1           Press Release of ICOS Corporation dated March 23, 2005